UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 17, 2010
PSYCHEMEDICS CORPORATION
(Exact Name of Registrant As Specified In Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13738 (Commission File Number)	58-1701987 (I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts (Address of Principal Executive Offices)	01720 (Zip Code)
(978) 206-8220
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (b) On September 17, 2010, Psychemedics Corporation (the “Corporation”) accepted the resignation of Raymond J. Ruddy, Vice President and Controller of the Corporation, as an officer and employee of the Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: September 23, 2010	By:	/s/ Raymond C. Kubacki
Raymond C. Kubacki,
Chief Executive Officer